News Release
June 20, 2023
SSR MINING ANNOUNCES POSITIVE EXPLORATION RESULTS AT COPPER HILL
Recent Drilling Includes 1.4% Cu Over 140 Meters and 2.2% Cu Over 32 Meters
Mineralization Defined From Surface and Approaching One Kilometer of Strike
DENVER - SSR Mining Inc. (NASDAQ/TSX: SSRM, ASX: SSR) ("SSR Mining" or the “Company") is pleased to announce results from 42 diamond drill holes completed at the Copper Hill property (“Copper Hill” or “the Property”), for the period from June, 2022 to October, 2022. Copper Hill is located approximately 30 kilometers southwest of the town of Kürtün in the Black Sea region of northeast Türkiye, and is approximately 260 kilometers from SSR Mining’s Hod Maden project (see Figure 1). Exploration at Copper Hill to date has focused on defining the initial footprint of copper mineralization through diamond drilling. Reflecting the Property’s growth potential, SSR Mining increased its ownership in the Copper Hill joint venture to 70% at the end of 2021.
At present, copper mineralization has been defined along nearly one kilometer of strike to a depth of approximately 250 meters below surface (see Figure 2). Currently, the mineralization exhibits low levels of other metals (less than 0.03% lead and zinc) and arsenic (averaging below 8ppm), suggesting potential for a clean copper concentrate attractive to smelting companies. Results to date also showcase mineralization starting from surface over broad intercepts that suggest potential for an open pit operation in the future. Exploration activity is planned to restart in September, 2023, targeting potential extensions of the currently defined mineralization as well as identifying and testing new targets on the property.
Copper Hill drilling highlights include (see Figures 2 through 5 and Table 1):
•CH002: 1.1% Cu over 37.0 meters from surface
•CH012: 1.4% Cu over 139.7 meters from 134.4 meters
oIncluding: 1.6% Cu over 33.9 meters from 204.2 meters and 3.5% Cu over 21.3 meters from 246.4 meters
•CH020: 2.2% Cu over 31.9 meters from 282.5 meters
•CH038: 1.4% Cu over 44.7 meters from 7.6 meters
oIncluding: 2.4% Cu over 18.6 meters from 22.0 meters

SSR Mining Inc.	PAGE 1

Table 1: Significant copper intercepts from 2022 drilling at Copper Hill

Hole ID	From (m)	To (m)	Interval (m)	Cu (%)
CH002	0.0	37.0	37.0	1.1
Including	7.4	35.0	27.6	1.3
CH003	166.7	181.3	14.6	2.2
Including	166.7	179.7	13.0	2.4
CH005	135.5	190.5	55.0	0.7
CH012	134.4	274.1	139.7	1.4
Including	204.2	238.1	33.9	1.6
Including	246.4	267.7	21.3	3.5
CH016	109.7	140.0	30.3	1.5
Including	109.7	133.6	23.9	1.7
CH020	282.5	314.4	31.9	2.2
Including	292.5	314.4	21.9	2.9
CH028	159.8	192.1	32.3	1.0
CH030	121.0	159.5	38.5	1.1
Including	130.7	148.1	17.4	2.0
CH038	7.6	52.3	44.7	1.4
Including	22.0	40.6	18.6	2.4
	110.4	162.1	51.7	1.0
Including	112.4	145.3	32.9	1.5
Significant intervals are reported at a nominal 0.2% copper cut-off and with a maximum 5 meters of contiguous dilution. All thicknesses are down hole length, and true widths are not known at this stage.
See Table 2 for additional details on the intercepts listed in this table.

SSR Mining Inc.	PAGE 2

Overview of the Copper Hill Property
Copper Hill is 70% owned and operated by SSR Mining and 30% owned by joint venture partner Lidya Mines (the “Joint Venture”). Copper Hill sits within a package of exploration leases known as Kazıkbeli and all leases are unencumbered by any existing royalties.
The Lidya Mines exploration team discovered Copper Hill and undertook the preliminary exploration activities on behalf of the Joint Venture. Exploration activities were initiated in 2009, consisting of surface sampling (rock and soil sampling) and ground magnetics. In April 2020, results were released for the initial eight diamond drill holes, totaling 3,181 meters, completed on the Property. To date, 77 diamond drill holes, totaling 24,600 meters, have been completed. The northwest-southeast trending mineralized zone has been identified over a strike length of more than 900 meters with a minimum width of 300 meters and starting at surface to a currently defined depth extent of at least 250 meters.
In addition to forthcoming drilling plans, the exploration team is planning geophysical surveys at Copper Hill for the 2023 field season, which aims to advance the continued definition of the potential overall extent of mineralization at the Property. SSR Mining is also planning additional regional exploration activity to identify and test copper skarn and porphyry targets across the greater Kazıkbeli land package.

N
Türkiye
Copper Hill
Çöpler
Hod Maden
Copper Hill
0 km
2 km
License
Boundary

Figure 1. Location of the Copper Hill prospect and SSR Mining’s overall Kazıkbeli district exploration leases.

SSR Mining Inc.	PAGE 3

Overview of Mineralization Style
Copper Hill is a skarn-type copper prospect associated with a late Cretaceous volcano-plutonic complex consisting of a volcano-sedimentary sequence intruded by three intrusive phases. The intrusive phases include an east-west trending elongate granite porphyry at the center of the current project area, along with a granodiorite to the south and a feldspar porphyry to the southwest and northeast. Calcic exoskarn mineralization is west-northwest to east-southeast trending and currently defined over a strike length of more than 900 meters, a width of 300 meters and to a depth of at least 250 meters. The skarn mineralization resulted from the emplacement of a quartz feldspar porphyry into the volcano-sedimentary sequence and decreases in thickness away from the intrusive contact. Copper mineralization is almost entirely sulfide, with oxide zones typically very narrow and constrained close to surface or immediately adjacent to significant faults. Four sets of high angle faults are found within the target area, generated during a major compression post-dating the skarns and copper mineralization at Copper Hill.
Currently, the mineralization at Copper Hill is considered “clean” as it exhibits low levels of other metals (less than 0.03% lead and zinc) and arsenic (averaging below 8ppm), suggesting potential for a clean copper concentrate attractive to smelting companies. This is atypical for skarn-type deposits and should bode well for future economic studies on the Property.
Copper Hill Exploration Figures

North Fault
West Fault
Egrikar Fault
Main Fault
Central Fault
SE Fault
A
A'
B
B'
C
C'
CH001
CH002
CH003
CH004
CH005
CH006
CH007
CH008
CH009
CH010
CH011
CH012
CH013
CH014
CH015
CH016
CH017
CH018
CH019
CH020
CH021
CH022
CH023
CH024
CH025
CH026
CH027
CH028
CH029
CH030
CH031
CH032
CH033
CH034
CH035
CH036
CH037
CH038
CH039
CH040
CH041
CH042
Historical Drill Hole
SSR Drill Hole
Probable Fault
Reverse Fault
Strike-Slip Fault
Normal Fault
Bedding
0.2% Cu in Drill Hole
Surface projection of the mineralization (end of 2021)
Surface projection of the mineralization (end of 2022)
Feldspar Porphyry
Pyroclastic Rock
Qtz Feldspar Porphyry
Undifferentiated Rock (Skarn)
Limestone
Andesite
Flow Banded Dacite
Granodiorite
Clastic
Slag
0
200m
N

Figure 2. Simplified geological map of the Copper Hill prospect showing the main host rocks and skarn zones along with major structures, and drill locations.

SSR Mining Inc.	PAGE 4

NW
SE
A
A'
2200m
2000m
CH031
CH020
EKD-17*
EKD-16*
EKD-24*
EKD-25*
EKD-5*
EKD-13*
EKD-35*
EKD-1A*
CH037
CH009
CH030
CH039
5.7m 0.54% Cu
25.0m 0.70% Cu
6.4m 0.99% Cu
38.5m 1.11% Cu
25.3m 0.93% Cu
7.5m 0.46% Cu
31.9m 2.15% Cu
11.3m 0.29% Cu
10.0m 1.05% Cu
7.4m 0.38% Cu
14.5m 0.53% Cu
8.5m 0.66% Cu
16.2m 0.23% Cu
West Fault
Main Fault
Central Fault
SE Fault
0
200m
CH030
Depth (m)
Cu (%)
0.2
1.0
7.0
0
50
100
150
200
250
10.8 %
Copper Grade (%)
Right side of drill trace
<0.2 % Cu
<0.5 % Cu
<1.0 % Cu
<2.0 % Cu
>2.0 % Cu
Pyroclastic Rock
Qtz Feldspar Porphyry
Undifferentiated Rock(Skarn)
Andesite
Dacitic Tuff
Flow Banded Dacite
Limestone
Clastic
Granodiorite
Fault
* Historical Drill Holes, reported previously in the news releases, available on www.sec.gov, www.sedar.com and www.asx.com.au

Figure 3. Cross section A-A’ from Figure 2 showing main lithologies, intercepts and skarn zones interpreted from drilling completed to-date.

NW
SE
B
B'
CH020
CH014
EKD-28*
CH001
CH028
CH035
2200m
2000m
18.7m 0.45% Cu
7.5m 2.12% Cu
10.8m 0.62% Cu
31.9m 2.15% Cu
13.2m 0.91% Cu
6.3m 0.61% Cu
26.6m 1.10% Cu
7.8m 1.60% Cu
32.3m 0.95% Cu
17.9m 1.01% Cu
West Fault
Main Fault
0
100m
Copper Grade (%)
Right side of drill trace
<0.2 % Cu
<0.5 % Cu
<1.0 % Cu
<2.0 % Cu
>2.0 % Cu
Pyroclastic Rock
Qtz Feldspar Porphyry
Undifferentiated Rock (Skarn)
Flow Banded Dacite
Limestone
Clastic
Fault

CH020
Depth (m)
Cu (%)
0.2
1.0
7.0
0
50
100
150
200
250
300
350
400

* Historical Drill Holes, reported previously in the news releases, available on www.sec.gov, www.sedar.com and www.asx.com.au

Figure 4. Cross section B-B’ from Figure 2 showing main lithologies, intercepts and skarn zones interpreted from drilling completed to-date.

SSR Mining Inc.	PAGE 5

NW
SE
C
C'
CH033
CH009
CH038
CH011
CH008
CH017
2100m
1900m
13.9m 0.24% Cu
7.5m 0.46% Cu
11.3m 0.29% Cu
14.5m 0.53% Cu
16.2m 0.23% Cu
12.4m 0.59% Cu
44.7m 1.41% Cu
28.0m 0.48% Cu
51.7m 1.04% Cu
Main Fault
North Fault
Egrikar Fault
0 100m
CH038
Depth (m)
Cu (%)
0.2
1.0
7.0
0
50
100
150
200
250
300
350
9.6 %
8.5 %
Copper Grade (%)
Right side of drill trace
<0.2 % Cu
<0.5 % Cu
<1.0 % Cu
<2.0 % Cu
>2.0 % Cu
Pyroclastic Rock
Qtz Feldspar Porphyry
Undifferentiated Rock (Skarn)
Andesite
Dacitic Tuff
Flow Banded Dacite
Limestone
Clastic
Granodiorite
Fault

Figure 5. Cross section C-C’ from Figure 2 showing main lithologies, intercepts and skarn zones interpreted from drilling completed to-date.

SSR Mining Inc.	PAGE 6

Technical Procedural Information Sampling and Analytical Procedures
The diamond drill cores were sampled as half core at 1.0 meter intervals as an average or with variable core length not smaller than 0.6 meters depending on the alterations and geological contacts. One half was sent to the assay lab and the other half was retained as witness core. The samples were submitted to ALS Global laboratories in Izmir, Türkiye for sample preparation and analysis which is an ISO/IEC 7025:2005 certified and accredited laboratory. Bureau Veritas (Acme) laboratory, in Ankara, Türkiye was used for umpire check sample analysis. The samples were analyzed for a full element suite Four Acid Digestion with ICP-AES Finish; ME-ICP61 (33 element four acid-ICP-AES). For copper assays greater than or equal to 10%, aqua regia digestion with Four Acid Overlimit Method was used; ME-OG62 (Ore Grade Elements - Four Acid- ICP-AES).
The total batch of 16,141 samples include 5.64% certified reference materials (“CRMs”), 5.12% blank and 9.66% duplicates for a quality control insertion rate of not less than 20.43% of the total samples. SSR Mining conducts routine QA/QC analysis on all assay results, including the systematic insertion of CRMs, blanks, field duplicates, and umpire laboratory check assays. The certified reference materials were commercial standards from the Ore Research Ltd. There were no adverse material results detected and the QA/QC indicates the information collected is acceptable, and the database can be used for further studies.
SSR Mining's drill and geochemical samples were collected in accordance with accepted industry standards. SSR Mining conducts routine QA/QC analysis on all assay results, including the systematic utilization of certified reference materials, blanks, field duplicates and umpire laboratory check assays.
External review of data and processes relating to the prospect was completed by independent Consultant Dr. Erdem Yetkin, P.Geo. in December 2022.
Qualified Persons
The exploration results disclosed in this document were prepared under the supervision of and approved by Rex Brommecker, P.Geo and Registered Member of the Professional Geoscientists of Ontario and Senior Vice President, Exploration at SSR Mining. Rex Brommecker has sufficient experience that is relevant to the style of mineralization and type of deposit under consideration and is a qualified person for purposes of Subpart 1300 of Regulation S-K ("S-K 1300”) and National Instrument 43-101 - Standards of Disclosure for Mineral Projects (“NI 43-101”).
External review of data and processes relating to the Copper Hill was completed in December 2022 by independent consultant Dr. Erdem Yetkin, P.Geo. a qualified person as defined by SK-1300 and NI 43-101. There were no adverse material results detected and Dr. Yetkin is of the opinion that the QA/QC indicates the information collected is acceptable, and the database can be used for announcing the exploration results.

SSR Mining Inc.	PAGE 7

About SSR Mining
SSR Mining Inc. is a leading, free cash flow focused gold company with four producing operations located in the USA, Türkiye, Canada, and Argentina, combined with a global pipeline of high-quality development and exploration assets. Over the last three years, the four operating assets combined have produced, on average, more than 700,000 gold-equivalent ounces annually. SSR Mining is listed under the ticker symbol SSRM on the NASDAQ and the TSX, and SSR on the ASX.

SSR Mining Contacts:
F. Edward Farid, Executive Vice President, Chief Corporate Development Officer
Alex Hunchak, Director, Corporate Development and Investor Relations

SSR Mining Inc.
E-Mail: invest@ssrmining.com
Phone: +1 (888) 338-0046

To receive SSR Mining’s news releases by e-mail, please register using the SSR Mining website at www.ssrmining.com.

SSR Mining Inc.	PAGE 8

Cautionary Note Regarding Forward-Looking Information

Except for statements of historical fact relating to us, certain statements contained in this news release constitute forward-looking information, future oriented financial information, or financial outlooks (collectively “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information may be contained in this document and our other public filings. Forward-looking information relates to statements concerning our outlook and anticipated events or results and, in some cases, can be identified by terminology such as “may”, “will”, “could”, “should”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “estimate”, “projects”, “predict”, “potential”, “continue” or other similar expressions concerning matters that are not historical facts.

Forward-looking information and statements in this news release are based on certain key expectations and assumptions made by us. Although we believe that the expectations and assumptions on which such forward-looking information and statements are based are reasonable, undue reliance should not be placed on the forward-looking information and statements because we can give no assurance that they will prove to be correct. Forward-looking information and statements are subject to various risks and uncertainties which could cause actual results and experience to differ materially from the anticipated results or expectations expressed in this news release. The key risks and uncertainties include, but are not limited to: local and global political and economic conditions; governmental and regulatory requirements and actions by governmental authorities, including changes in government policy, government ownership requirements, changes in environmental, tax and other laws or regulations and the interpretation thereof; developments with respect to the COVID-19 pandemic, including the duration, severity and scope of the pandemic and potential impacts on mining operations; and other risk factors detailed from time to time in our reports filed with the Securities and Exchange Commission on EDGAR and the Canadian securities regulatory authorities on SEDAR.

Forward-looking information and statements in this news release include any statements concerning, among other things: preliminary exploration and extent of potential mineralization in this document; production, operating, cost, and capital expenditure guidance; our operational and development targets and catalysts; forecasts and outlook, including related to production guidance and exploration activities; the results of any gold reconciliations; the ability to discover additional copper ore; matters relating to proposed exploration; communications with local stakeholders; maintaining community and government relations; negotiations of joint ventures; negotiation and completion of transactions; commodity prices; Mineral Resources, Mineral Reserves, conversion of Mineral Resources, realization of Mineral Reserves, and the existence or realization of Mineral Resource estimates; the development approach; the timing and amount of future production; the timing of studies, announcements, and analysis; the timing of construction and development of proposed mines and process facilities; capital and operating expenditures; economic conditions; availability of sufficient financing; exploration plans; receipt of regulatory approvals; and any and all other timing, exploration, development, operational, financial, budgetary, economic, legal, social, environmental, regulatory, and political matters that may influence or be influenced by future events or conditions.

Such forward-looking information and statements are based on a number of material factors and assumptions, including, but not limited in any manner to, those disclosed in any other of our filings on EDGAR and SEDAR, and include: the inherent speculative nature of exploration results; the ability to explore; communications with local stakeholders; maintaining community and governmental relations; status of negotiations of joint ventures; weather conditions at our operations; commodity prices; the ultimate determination of and realization of Mineral Reserves; existence or realization of Mineral Resources; the development approach; availability and receipt of required approvals, titles, licenses and permits; sufficient working capital to develop and operate the mines and implement development plans; access to adequate services and supplies; foreign currency exchange rates; interest rates; access to capital markets and associated cost of funds; availability of a qualified work force; ability to negotiate, finalize, and execute relevant agreements; lack of social opposition to our mines or facilities; lack of legal challenges with respect to our properties; the timing and amount of future production; the ability to meet production, cost, and capital expenditure targets; timing and ability to produce studies and analyses; capital and operating expenditures; economic conditions; availability of sufficient financing; the ultimate ability to mine, process, and sell mineral products on economically favorable terms; and any and all other timing, exploration, development, operational, financial, budgetary, economic, legal, social, geopolitical, regulatory and political factors that may influence future events or conditions. While we consider these factors and assumptions to be reasonable based on information currently available to us, they may prove to be incorrect.

The above list is not exhaustive of the factors that may affect any of the Company’s forward-looking information. You should not place undue reliance on forward-looking information and statements. Forward-looking information and statements are only predictions based on our current expectations and our projections about future events. Actual results may vary from such forward-looking information for a variety of reasons including, but not limited to, risks and uncertainties disclosed in our filings on our website at www.ssrmining.com, on SEDAR at www.sedar.com, on EDGAR at www.sec.gov and on the ASX at www.asx.com.au and other unforeseen events or circumstances. Other than as required by law, we do not intend, and undertake no obligation to update any forward-looking information to reflect, among other things, new information or future events. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Qualified Persons

The scientific and technical information concerning our mineral projects in this news release have been reviewed and approved by a “qualified person” under S-K 1300. For details on the “qualified persons” approving such information, a description of the key assumptions, parameters and methods used to estimate mineral reserves and mineral resources for SSR Mining Inc.’s material properties included in this news release, as well as data verification procedures and a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, sociopolitical, marketing or other relevant factors, please review the Technical Report Summaries for each of the Company’s material properties which are available at www.sec.gov.

SSR Mining Inc.	PAGE 9

Table 2: All drill holes completed at Copper Hill between June 2022 and November 2022.

Hole ID	From (m)	To (m)	Interval (m)	Cu (%)	Oxidation State	Comments
CH001	92.9	99.2	6.3	0.6	Sulfide
Including	92.9	93.9	1.0	2.3	Sulfide
CH002	0.0	37.0	37.0	1.1	Sulfide	(1)
Including	7.4	35.0	27.6	1.3	Sulfide
	163.1	180.0	16.9	0.5	Sulfide
Including	171.4	172.5	1.1	1.3	Sulfide
Including	178.0	180.0	2.0	1.8	Sulfide
CH003	74.8	97.0	22.2	0.7	Sulfide
Including	82.3	87.0	4.7	2.0	Sulfide
	166.7	181.3	14.6	2.2	Sulfide
Including	166.7	179.7	13.0	2.4	Sulfide
CH004	161.3	166.8	5.5	0.5	Sulfide
Including	165.8	166.8	1.0	1.4	Sulfide
	185.3	211.3	26.0	0.7	Sulfide	(1)
Including	200.0	208.7	8.7	1.3	Sulfide
CH005	135.5	190.5	55.0	0.7	Sulfide	(2)
Including	141.9	157.7	15.8	1.5	Sulfide
Including	165.0	167.0	2.0	1.4	Sulfide
CH006	160.6	184.3	23.7	0.4	Sulfide
Including	160.6	163.6	3.0	1.5	Sulfide
CH007	151.3	159.8	8.5	0.9	Sulfide
Including	152.9	156.6	3.7	1.6	Sulfide
	188.0	194.9	6.9	0.4	Sulfide
Including	188.0	189.0	1.0	1.4	Sulfide
	223.8	259.4	35.6	0.6	Sulfide	(1)
Including	230.4	231.4	1.0	1.4	Sulfide
Including	233.2	234.5	1.3	1.1	Sulfide
Including	252.6	258.4	5.8	1.8	Sulfide
CH008	N.S.I
CH009	97.2	104.7	7.5	0.5	Sulfide
	121.6	132.9	11.3	0.3	Sulfide	(1)
	143.6	158.1	14.5	0.5	Sulfide
Including	151.8	152.8	1.0	2.6	Sulfide
	214.9	231.1	16.2	0.2	Sulfide
CH010	N.S.I
CH011	N.S.I
CH012	10.0	34.8	24.8	0.4	Sulfide	(4)
Including	33.8	34.8	1.0	1.5	Sulfide
	53.0	60.5	7.5	1.9	Sulfide
Including	53.6	60.5	6.9	1.9	Sulfide
	121.8	127.8	6.0	0.6	Sulfide
Including	121.8	122.8	1.0	1.1	Sulfide
Including	125.8	126.8	1.0	1.8	Sulfide
	134.4	274.1	139.7	1.4	Sulfide	(3)

SSR Mining Inc.	PAGE 10

Hole ID	From (m)	To (m)	Interval (m)	Cu (%)	Oxidation State	Comments
Including	135.4	139.4	4.0	1.7	Sulfide
Including	168.7	184.7	16.0	1.7	Sulfide
Including	204.2	238.1	33.9	1.6	Sulfide
Including	246.4	267.7	21.3	3.5	Mixed
CH013	N.S.I
CH014	134.0	152.7	18.7	0.5	Mixed	(1)
Including	135.0	136.0	1.0	1.3	Sulfide
Including	140.2	141.2	1.0	1.6	Mixed
	197.2	204.7	7.5	2.1	Mixed
Including	198.5	204.7	6.2	2.5	Mixed
	219.0	229.8	10.8	0.6	Sulfide	(1)
Including	221.9	223.9	2.0	1.4	Sulfide
CH015	N.S.I
CH016	0.0	11.8	11.8	0.3	Mixed
	109.7	140.0	30.3	1.5	Sulfide
Including	109.7	133.6	23.9	1.7	Mixed
Including	139.0	140.0	1.0	3.6	Sulfide
CH017	N.S.I
CH018	166.6	200.5	33.9	0.8	Mixed	(1)
Including	167.3	168.6	1.3	1.7	Mixed
Including	185.1	196.9	11.8	1.3	Mixed
Including	198.5	200.5	2.0	2.1	Sulfide
CH019	126.0	140.8	14.8	0.3	Sulfide	(1)
	155.0	163.4	8.4	0.3	Mixed
Including	155.0	156.0	1.0	1.4	Mixed
CH020	282.5	314.4	31.9	2.2	Sulfide	(1)
Including	282.5	284.5	2.0	1.2	Sulfide
Including	292.5	314.4	21.9	2.9	Sulfide	(1)
CH021	97.8	104.2	6.4	1.2	Mixed
Including	100.0	104.2	4.2	1.7	Mixed
CH022	0.0	7.6	7.6	0.9	Mixed
Including	2.5	6.7	4.2	1.4	Mixed
	95.4	110.9	15.5	0.4	Mixed
Including	101.5	102.6	1.1	2.8	Sulfide
	123.0	132.0	9.0	0.2	Sulfide
	143.0	164.0	21.0	1.1	Sulfide	(1)
Including	160.6	164.0	3.4	5.7	Sulfide
	213.2	223.2	10.0	0.3	Sulfide
Including	219.2	220.2	1.0	1.7	Sulfide
CH023	N.S.I
CH024	N.S.I
CH025	56.5	65.9	9.4	0.4	Sulfide
Including	63.4	64.6	1.2	1.1	Sulfide

SSR Mining Inc.	PAGE 11

Hole ID	From (m)	To (m)	Interval (m)	Cu (%)	Oxidation State	Comments
CH026	116.7	122.8	6.1	0.5	Sulfide
Including	120.8	121.8	1.0	1.6	Sulfide
	132.9	150.7	17.8	0.7	Sulfide
Including	136.8	147.6	10.8	1.1	Sulfide
CH027	19.0	32.6	13.6	0.5	Sulfide
Including	26.8	27.8	1.0	2.9	Mixed
	50.6	104.3	53.7	0.5	Sulfide	(1)
Including	55.7	66.2	10.5	1.0	Sulfide
Including	68.7	70.0	1.3	1.6	Sulfide
Including	101.1	104.3	3.2	1.3	Mixed
CH028	80.8	94.0	13.2	0.9	Sulfide
Including	80.8	84.1	3.3	3.1	Sulfide
	101.0	127.6	26.6	1.1	Sulfide	(1)
Including	103.5	109.1	5.6	3.8	Sulfide
	145.0	152.8	7.8	1.6	Sulfide
Including	146.0	151.8	5.8	2.0	Sulfide
	159.8	192.1	32.3	1.0	Sulfide
Including	159.8	163.5	3.7	2.1	Sulfide
Including	172.1	182.2	10.1	1.4	Sulfide
Including	190.1	192.1	2.0	2.3	Sulfide
	203.1	221.0	17.9	1.0	Sulfide	(1)
CH029	35.6	45.6	10.0	0.7	Sulfide
Including	41.6	42.6	1.0	2.8	Sulfide
	145.2	153.2	8.0	3.8	Sulfide
Including	147.1	152.3	5.2	5.6	Sulfide
CH030	0.0	25.0	25.0	0.7	Sulfide
Including	6.0	12.0	6.0	1.9	Mixed
	58.2	64.6	6.4	1.0	Sulfide
Including	63.4	64.6	1.2	3.2	Sulfide
	121.0	159.5	38.5	1.1	Sulfide	(1)
Including	130.7	148.1	17.4	2.0	Sulfide
Including	154.0	155.0	1.0	1.2	Sulfide
	170.0	178.5	8.5	0.7	Sulfide
Including	171.0	172.0	1.0	3.3	Sulfide
	215.6	223.0	7.4	0.4	Sulfide
CH031	N.S.I
CH032	0.9	11.1	10.2	0.4	Mixed
Including	6.0	7.1	1.1	1.3	Mixed
	29.1	40.8	11.7	0.6	Sulfide
Including	30.3	31.3	1.0	1.4	Sulfide
Including	35.3	36.8	1.5	1.0	Sulfide
	46.3	54.8	8.5	1.3	Sulfide
Including	48.1	53.8	5.7	1.7	Sulfide
	67.1	91.9	24.8	0.2	Sulfide
	140.5	153.2	12.7	0.3	Sulfide

SSR Mining Inc.	PAGE 12

Hole ID	From (m)	To (m)	Interval (m)	Cu (%)	Oxidation State	Comments
CH033	1.6	15.5	13.9	0.2	Sulfide
	278.3	290.7	12.4	0.6	Sulfide
Including	278.3	281.1	2.8	1.1	Mixed
CH034	60.8	67.3	6.5	0.2	Sulfide
CH035	N.S.I
CH036	219.0	240.7	21.7	0.2	Sulfide
	259.4	268.6	9.2	0.5	Sulfide
Including	267.6	268.6	1.0	1.5	Sulfide
CH037	49.8	55.5	5.7	0.5	Sulfide
CH038	7.6	52.3	44.7	1.4	Sulfide
Including	13.5	16.9	3.4	3.1	Sulfide
Including	22.0	40.6	18.6	2.4	Sulfide
	67.0	95.0	28.0	0.5	Sulfide
Including	70.3	71.3	1.0	2.0	Sulfide
Including	80.3	81.3	1.0	3.6	Sulfide
	110.4	162.1	51.7	1.0	Sulfide	(1)
Including	112.4	145.3	32.9	1.5	Sulfide
CH039	5.0	30.3	25.3	0.9	Sulfide
Including	9.5	17.4	7.9	1.0	Mixed
Including	23.4	30.3	6.9	2.0	Sulfide
	45.2	55.2	10.0	1.1	Sulfide
Including	48.1	53.8	5.7	1.5	Sulfide
CH040	0.0	9.5	9.5	0.6	Mixed
	34.7	57.9	23.2	0.6	Sulfide
Including	34.7	39.4	4.7	1.3	Sulfide
Including	47.7	49.4	1.7	2.1	Sulfide
	66.8	75.8	9.0	0.8	Sulfide
Including	68.5	71.2	2.7	2.0	Sulfide
	104.0	112.0	8.0	0.4	Sulfide
Including	110.0	111.0	1.0	1.6	Sulfide
CH041	N.S.I
CH042	40.0	57.9	17.9	0.6	Sulfide
Including	40.0	42.0	2.0	1.2	Sulfide
Including	45.0	46.0	1.0	1.2	Sulfide
	63.5	68.5	5.0	0.6	Sulfide
Including	64.5	65.5	1.0	1.1	Sulfide
	81.6	87.0	5.4	0.6	Sulfide
Significant intervals reported at a nominal 0.2% copper cut-off and with a maximum 5 meters of contiguous dilution are given in Table 2. All thicknesses are down hole length and true thicknesses are not known at this stage. NSI – No Significant Intercepts.
(1) Including 30cm of isolated geotechnical sample.
(2) Including 60cm of isolated geotechnical sample.
(3) Including 90cm of isolated geotechnical sample.
(4) Including 30cm of isolated geotechnical sample, 4.90m core loss.

SSR Mining Inc.	PAGE 13

Supporting Drilling Information to SSR Mining Announcement

This document provides supporting drill collar locations and composite assay results for the Copper Hill drilling program referenced in the announcement “SSR Mining Announces Positive Exploration Results at Copper Hill”, June 20, 2023.

Drill collar locations are surveyed in UTM Zone 37N, ED50 grid using differential GPS in units of meters. All drilling was diamond core drilling with HQ and PQ core sizes. HQ is 63.5mm and PQ is 85 mm in diameter.

Table 3: Drill Collar Coordinates

Hole ID	Easting	Northing	Elevation (m)	Azimuth (deg.)	Dip (deg.)	End of Hole (m)

CH001	483083	4491308	2288	200	-80	320.2
CH002	483272	4491404	2237	60	-60	263.0
CH003	482944	4491330	2309	65	-75	308.5
CH004	483073	4491461	2287	30	-70	276.5
CH005	483315	4491230	2277	150	-80	371.2
CH006	483254	4491493	2259	75	-80	262.8
CH007	482889	4491353	2306	75	-75	398.2
CH008	483475	4491564	2222	130	-60	381.3
CH009	483520	4491294	2216	140	-60	278.0
CH010	482906	4491397	2303	0	-90	572.0
CH011	483633	4491427	2199	150	-60	524.3
CH012	483163	4491287	2281	120	-60	476.0
CH013	483872	4490993	2151	330	-60	368.0
CH014	482994	4491430	2304	130	-80	316.8
CH015	483868	4490996	2151	130	-60	287.0
CH016	483214	4491261	2286	0	-90	355.0
CH017	483477	4491566	2222	50	-60	248.0
CH018	483108	4491439	2270	30	-60	326.0
CH019	483184	4491456	2261	30	-60	315.6
CH020	482993	4491429	2304	0	-75	419.7
CH021	483224	4491428	2249	65	-70	470.0
CH022	483352	4491240	2267	150	-70	296.0
CH023	483258	4491493	2259	30	-60	267.8
CH024	482893	4491313	2314	70	-80	389.0
CH025	483315	4491382	2236	45	-60	254.0
CH026	483412	4491349	2230	10	-60	332.0
CH027	483416	4491197	2254	150	-75	383.0
CH028	483028	4491296	2300	5	-80	308.0
CH029	483507	4491314	2216	30	-60	260.0
CH030	483560	4491305	2199	135	-60	278.0
CH031	482933	4491419	2305	330	-70	437.0
CH032	483593	4491339	2184	145	-60	308.0
CH033	483594	4491188	2172	200	-60	326.0
CH034	483444	4491317	2234	30	-50	302.0
CH035	483114	4491266	2291	210	-70	364.4
CH036	483027	4491299	2301	210	-75	435.6
CH037	483471	4491274	2234	140	-70	224.0
CH038	483595	4491336	2184	185	-60	356.0
CH039	483688	4491216	2135	140	-50	135.0
CH040	483637	4491299	2169	140	-60	170.8
CH041	483567	4491232	2194	190	-60	224.0
CH042	483607	4491258	2183	170	-60	184.9

SSR Mining Inc.	PAGE 14